SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 20, 2007 (February 19, 2007)

Date of Report (Date of earliest event reported)

XM SATELLITE RADIO HOLDINGS INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-27441	54-1878819
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1500 Eckington Place, N.E.

Washington, DC 20002

(Address of principal executive offices, including zip code)

(202) 380-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 19, 2007, XM Satellite Radio Holdings Inc. (“XM”) and SIRIUS Satellite Radio Inc. (“SIRIUS”) issued a joint press release announcing that they have entered into an Agreement and Plan of Merger, pursuant to which XM and SIRIUS will combine their businesses through a merger of XM and a newly formed, wholly owned subsidiary of SIRIUS. The full text of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description

Exhibit 99.1	Press release dated February 19, 2007 relating to the proposed business combination of XM Satellite Radio Holdings Inc. and SIRIUS Satellite Radio Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XM SATELLITE RADIO HOLDINGS INC.

Dated: February 20, 2007	By:	/s/ Joseph M. Titlebaum
Joseph M. Titlebaum
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release dated February 19, 2007 relating to the proposed business combination of XM Satellite Radio Holdings Inc. and SIRIUS Satellite Radio Inc.